U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

American Capital Strategies, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On May 13, 2003, American Capital Strategies, Ltd. issued a press release announcing its financial results for the quarter ended March 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated:	May 13, 2003	By:	/s/ JOHN R. ERICKSON
John R. Erickson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated May 13, 2003